Schwab

Value Advantage Investments(R)

Prospectus
JUNE 14, 2002

Schwab Value Advantage Money Fund(R) - Institutional Shares









As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

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SCHWAB
VALUE ADVANTAGE
MONEY FUND(R)-
INSTITUTIONAL SHARES


ABOUT THE FUND

   4  Strategy
   5  Main risks
   6  Fund fees and expenses
   7  Fund management


INVESTING IN THE FUND

   9  Buying shares
  10  Selling/exchanging shares
  11  Transaction policies
  12  Dividends and taxes

     The fund's goal is to seek the highest current income consistent with stability of capital and liquidity.

Schwab
Value Advantage Money Fund(R)-
Institutional Shares

TICKER SYMBOL

Institutional Shares     SWAXX

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).

Strategy

TO PURSUE ITS GOAL, THE FUND INVESTS IN HIGH-QUALITY SHORT-TERM MONEY MARKET INVESTMENTS issued by U.S. and foreign issuers, such as:

- commercial paper, including asset-backed commercial paper and promissory notes

-    certificates of deposit and time deposits

-    variable- and floating-rate debt securities

-    bank notes and bankers' acceptances

-    repurchase agreements

All of these investments must be denominated in U.S. dollars, including those that are issued by foreign issuers.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and issuer policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.

Value Advantage Money Fund(R) - Institutional Shares

     This fund is appropriate for clients interested in high money market returns.

MAIN RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely (even among foreign investments, which carry additional risks), any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD, and in unusual circumstances potentially could affect its share price. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

PERFORMANCE

Below are a chart and table showing how the fund's Investor Shares class performance has varied from year to year and how it averages out over time. The Investor Shares are not offered in this prospectus. Because the Institutional Shares of the fund, which are offered in this prospectus, invest in the same portfolio of securities, returns for this class will be substantially similar to those of the Investor Shares. Performance will be different only to the extent that the Institutional Shares have lower expenses. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.


ANNUAL TOTAL RETURNS (%) as of 12/31


3.02  4.09  5.80  5.26   5.40  5.35   5.01   6.22  4.05
-------------------------------------------------------
 93    94    95    96     97    98     99     00    01

BEST QUARTER:   1.60% Q4 2000
WORST QUARTER:  0.59% Q4 2001

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/01

                                                 Since
                           1 Year    5 Years   inception 1
-----------------------------------------------------------
Investor Shares             4.05      5.20        4.81

1 Inception: 4/30/92.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor in the Institutional Shares class. "Shareholder Fees" are charged to you directly by the fund. "Annual Operating Expenses" are paid out of fund assets, so their effect is included in total return.

FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------

                                                             None
ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                              0.31
Distribution (12b-1) fees                                    None
Other expenses*                                              0.24
                                                            ------
Total annual operating expenses                              0.55

Expense reduction                                           (0.31)
                                                            ------
NET OPERATING EXPENSES**                                     0.24
                                                            ======

*    Based on estimated expenses for the current fiscal year.
** Guaranteed by Schwab and the investment adviser through 4/30/04 (excluding interest, taxes and certain non-routine expenses).

Designed to help you compare expenses, the example below uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

  1 Year       3 Years       5 Years       10 Years
---------------------------------------------------
   $25          $77           $135           $306




  To obtain the current seven-day yield, clients of Investment Managers should contact their Investment Manager. Other clients should call 1-800-435-4000.




Value Advantage Money Fund(R) -- Institutional Shares
6

FUND MANAGEMENT

The investment adviser for the fund is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds(R). The firm manages assets for over 6 million shareholder accounts. (All figures on this page are as of 5/31/02).

As the investment adviser, the firm oversees the asset management and administration of the fund. As compensation for these services, the firm receives a management fee from the fund. This fee is calculated as follows:
0.38% of the first $1 billion, 0.35% of more than $1 billion but not exceeding $10 billion, 0.32% of more than $10 billion but not exceeding $20 billion, 0.30% of more than $20 billion but not exceeding $40 billion and 0.27% over $40 billion.


     The fund's investment adviser, Charles Schwab Investment Management, Inc., has nearly $143 billion under management.

INVESTING IN THE FUND

                           As a SchwabFunds(R) investor, you have a number of ways to do business with us.

                           On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.




Investing in the fund
8

BUYING SHARES

Shares of the fund may be purchased by the following:

- Clients of Investment Managers who must have a relationship with Schwab Institutional and must have assets in custody at Schwab.

- Other clients may purchase shares of the fund for a higher minimum investment.

The information on these pages outlines how you can place "good orders", which are orders made in accordance with the fund's policies, to buy, sell and exchange shares of the fund. Some Investment Managers may charge transaction or other fees and some of these instructions and policies may be different. Contact your Investment Manager for more information.

STEP 1

DECIDE HOW MUCH YOU WANT TO INVEST.

MINIMUM INITIAL                        MINIMUM ADDITIONAL
INVESTMENT*                            INVESTMENT                MINIMUM BALANCE
CLIENTS OF INVESTMENT MANAGERS
$5,000,000                                       $      1             $5,000,000
per client account

OTHER CLIENTS
$7,000,000                                       $ 10,000             $7,000,000

* Each minimum must be met at the individual client account level, not aggregated by the Investment Manager.


STEP 2

CHOOSE AN OPTION FOR DIVIDENDS. The two options are described below. If you don't indicate a choice, you will receive the first option.

OPTION          FEATURES
Reinvestment    All dividends are invested automatically in shares of your fund.

Cash            You receive payment for all dividends.


STEP 3

PLACE YOUR ORDER. USE ANY METHOD DESCRIBED ON THE NEXT PAGE. MAKE CHECKS PAYABLE TO CHARLES SCHWAB & CO., INC.

WHEN PLACING ORDERS

With every direct order to buy, sell or exchange shares you will need to include the following information:

-    Your name.

- Your account number (for SchwabLink transactions, Investment Managers must include the master account and subaccount numbers).

- The name and share class (if applicable) of the fund whose shares you want to buy or sell.

- The dollar amount or number of shares you would like to buy, sell or exchange.

- When selling or exchanging shares via mail or fax, be sure to include the signature of at least one of the persons who is authorized to trade (either an account holder or authorized Investment Manager).

- For exchanges, the name and share class (if applicable) of the fund into which you want to exchange and the distribution option you prefer.

-    When selling shares, how you would like to receive the proceeds.

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.


SELLING/EXCHANGING SHARES

USE ANY OF THE METHODS DESCRIBED BELOW TO SELL SHARES OF THE FUND.

When selling or exchanging shares, please be aware of the following policies:

-    The fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- The fund reserves the right to honor redemptions in portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less.

- Exchange orders are limited to other SchwabFunds(R), that are not Sweep Investments(R), as well as variable NAV funds and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


METHODS FOR PLACING DIRECT ORDERS

CLIENTS OF INVESTMENT MANAGERS         SCHWABLINK(R)
PHONE                                  Investment professionals should follow
                                       the transaction instructions in the
If you are investing through an        SchwabLink manual; for trading
Investment Manager, contact your       assistance, call 1-800-367-5198.
manager directly. If you do not
have an Investment Manager, call       MAIL
1-800-979-9004 for assistance.         Write to SchwabFunds(R) at:
                                       P.O. Box 3812
                                       Englewood, CO 80155-3812


OTHER CLIENTS                          MAIL
                                       Write to SchwabFunds(R) at:
SCHWAB BY PHONE(TM)                    P.O. Box 3812
Automated Voice service or speak       Englewood, CO 80155-3812
with a representative at
1-800-435-4000 (for TDD service,       IN PERSON
call 1-800-345-2550).                  Visit the nearest Charles Schwab
                                       branch office.


Investing in the fund
10

TRANSACTION POLICIES

THE FUND IS OPEN FOR BUSINESS EACH DAY THAT BOTH THE NEW YORK STOCK EXCHANGE
(NYSE) AND THE FEDERAL RESERVE BANK OF NEW YORK (THE FED) ARE OPEN. The fund reserves the right to open for business on days the NYSE is closed but the Fed is open. The fund calculates its share price each business day, after the close of the fund (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. The fund seeks to maintain a stable NAV of $1.

Orders that are received in good order are executed at the next NAV to be calculated. Orders to buy shares that are accepted prior to the close of the fund generally will receive the next day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of the fund on a given day generally will receive that day's dividend.

The fund values its investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Most money market funds use this method to calculate NAV.

THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason.

- To automatically redeem your shares if your balance falls below the maintenance minimum and is not increased to the required minimum after 30 days' written notice. Clients of Investment Managers must keep a minimum balance of $5 million. Other clients must keep a minimum balance of $7 million.

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To refuse any purchase or exchange order, including large purchase orders that may negatively impact the fund's operations and orders that appear to be associated with short-term trading activities.

-    To change or waive the fund's investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

-    To withdraw or suspend any part of the offering made by this prospectus.

DIVIDENDS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS THE FUND EARNS. The fund distributes to its shareholders substantially all of its net investment income. The fund declares a dividend every business day, based on its determination of its net investment income. The fund pays its dividends on the 15th of every month (or next business day, if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $.01, you may not receive a dividend payment. The fund does not expect to pay any capital gain distributions.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, FUND DIVIDENDS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income is distributed as dividends. The fund's dividends are taxable as ordinary income. Taxable income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DIVIDENDS THE FUND DECLARED DURING THE PREVIOUS CALENDAR YEAR. Schwab customers also receive information on dividends and transactions in their monthly account statements.


Investing in the fund
12

NOTES

NOTES

NOTES

SCHWAB

VALUE ADVANTAGE
MONEY FUND(R) -
INSTITUTIONAL SHARES


PROSPECTUS
JUNE 14, 2002




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TO LEARN MORE

This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.


THE STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain free copies of these documents by contacting SchwabFunds(R). You can also review and copy them in person at the SEC's Public Reference Room, access them online at www.sec.gov or obtain paper copies by sending an electronic request to publicinfo@sec.gov. You will need to pay a duplicating fee before receiving paper copies from the SEC.


SEC FILE NUMBER
Schwab Value Advantage
Investments(R)                        811-5954


SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
202-942-8090 (Public Reference Section)
www.sec.gov
publicinfo@sec.gov


SCHWABFUNDS
P.O. Box 3812
Englewood, CO 80155-3812
1-800-435-4000

REG23606FLD

                       STATEMENT OF ADDITIONAL INFORMATION

                         VALUE ADVANTAGE INVESTMENTS(R)

           SCHWAB VALUE ADVANTAGE MONEY FUND(R) - INSTITUTIONAL SHARES

                                  JUNE 14, 2002

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund's prospectus dated June 14, 2002 (as amended from time to time).

To obtain a free copy of the prospectus, please contact SchwabFunds(R) at 1-800-435-4000, 24 hours a day, or write to the fund at P.O Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550, 24 hours a day.

The fund is a series of The Charles Schwab Family of Funds (the trust).

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVE, STRATEGY, SECURITIES,
RISKS AND LIMITATIONS .....................................................   2
MANAGEMENT OF THE FUND ....................................................  10
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .......................  19
INVESTMENT ADVISORY AND OTHER SERVICES ....................................  19
BROKERAGE ALLOCATION AND OTHER PRACTICES ..................................  21
DESCRIPTION OF THE TRUST ..................................................  22
PURCHASE, REDEMPTION AND PRICING OF SHARES AND DELIVERY OF
SHAREHOLDER DOCUMENTS .....................................................  24
TAXATION ..................................................................  25
CALCULATION OF PERFORMANCE DATA ...........................................  26
APPENDIX ..................................................................  28

        INVESTMENT OBJECTIVE, STRATEGY, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVE

Schwab Value Advantage Money Fund seeks maximum current income consistent with liquidity and stability of capital.

The fund's investment objective may be changed only by vote of a majority of its outstanding voting shares. There is no guarantee the fund will achieve its objective. A majority of the outstanding voting shares of the fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of the fund.

The fund operates as a money market fund and seeks to comply with the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the 1940
Act), as that Rule may be amended from time to time. The Rule's key provisions govern the maturity, quality and diversification of its investments. For example, with respect to maturity, Rule 2a-7 currently provides that money funds limit their investments to securities with remaining maturities of 397 days or less, and maintain dollar-weighted average maturities of 90 days or less, both calculated as described in the Rule. In addition, money funds may only invest in high quality securities. The fund is also subject to strict diversification requirements under Rule 2a-7.

The following investment strategy, securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations. Additionally, for purposes of calculating any restriction, an issuer shall be the entity deemed to be ultimately responsible for payments of interest and principal on the security pursuant to Rule 2a-7 under the 1940 Act unless otherwise noted.

                               INVESTMENT STRATEGY

Schwab Value Advantage Money Fund seeks to achieve its investment objective by investing in high-quality, U.S. dollar-denominated money market securities, including U.S. government securities and repurchase agreements for these securities.

                         INVESTMENT SECURITIES AND RISKS

ASSET-BACKED SECURITIES are securities that are backed by the loans or accounts receivables of an entity, such as a bank or credit card company. These securities are obligations which the issuer intends to repay using the assets backing them (once collected). Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity.

Sometimes the credit quality of these securities is limited to the support provided by the underlying assets, but, in other cases, additional credit support also may be provided by a third party via a letter of credit or insurance guarantee. Such credit support falls into two classes: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Based on the primary characteristics of the various types of asset-backed securities, for purposes of the fund's concentration policy, the following asset-backed securities industries have been selected: credit card receivables, automobile receivables, trade receivables and diversified financial assets. The fund will limit its investments in each such industry to less than 25% of its net assets.

BANKERS' ACCEPTANCES are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BORROWING may subject the fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, the fund will not purchase securities while borrowings are outstanding or will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (SEC).

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. The fund will invest only in certificates of deposit, including time deposits, of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consist of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Based on the primary characteristics of non-U.S. (foreign) banks, the fund has identified each foreign country as a separate bank industry for purposes of the fund's concentration policy. The fund will limit its investments in securities issued by foreign banks in each country to less than 25% of its net assets. However, the fund reserves the freedom of action to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks and U.S. branches of foreign banks (which the fund has determined to be subject to the same regulation as U.S. banks).

CREDIT AND LIQUIDITY SUPPORTS or enhancements may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to the fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the principal) until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest. Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end, diversified investment management company. The fund is a diversified mutual fund. The fund also follows the regulations set forth by the SEC that dictate the diversification requirements for money market mutual funds. These requirements prohibit the fund from purchasing a security if more than 5% or 10% of the fund's total assets would be invested in the securities of a single issuer or guarantor, respectively. The regulation also allows the fund to invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. U.S. government and certain other securities are not subject to this particular regulation.

FOREIGN SECURITIES involve additional risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Credit and liquidity supports also may be provided by foreign entities. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments could have more dramatic effects on the value of foreign securities.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INTERFUND BORROWING AND LENDING allows the fund to borrow money from and/or lend money to other funds in the Schwab complex (SchwabFunds(R)). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the SchwabFunds.

LENDING of portfolio securities is a common practice in the securities industry. The fund will engage in security lending arrangements with the primary objective of increasing its income. For example, the fund may receive cash collateral and it may invest in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities.

The fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided that: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan (at market value computed at the time of the loan).

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, municipalities, corporations and financial institutions (like banks). Money market securities include commercial paper, promissory notes, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are sometimes called demand features or guarantees and are agreements that allow the buyer of the put to sell a security at a specified price and time to the seller or "put provider." When the fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. Standby commitments are types of puts.

QUALITY OF INVESTMENTS. The fund follows regulations set forth by the SEC that dictate the quality requirements for money market mutual funds. These require the fund to invest exclusively in high-quality securities. Generally, high-quality securities are securities that present minimal credit risks and are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the investment adviser pursuant to guidelines adopted by the Board of Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities may be rated within the highest category or determined to be of comparable quality by the investment adviser. Money market fund shares and U.S. government securities also are first tier securities. Second tier securities generally are rated within the second-highest category. The fund's holdings of second tier securities will not exceed 5% of its assets, and investments in second tier securities of any one issuer will be limited to the greater of 1% of the fund's assets or $1 million.

Should a security's high-quality rating change after purchase by the fund, the investment adviser would take such action, including no action, as determined to be in the best interest of the fund by the Board of Trustees. For more information about the ratings assigned by some NRSROs, refer to the Appendix section of the SAI.

REPURCHASE AGREEMENTS involve the fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed. Repurchase agreements will be "collateralized" by first tier securities in which the fund could invest directly. In addition, repurchase agreements collateralized entirely by U.S. government securities may be deemed to be collateralized fully pursuant to Rule 2a-7. Under certain circumstances, repurchase agreements that are fully collateralized by U.S. government securities may be deemed to be investments in U.S. government securities.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. For example, tender option bonds may be issued under Section 4(2) of the Securities Act of 1933 and may only be sold to qualified institutional buyers, such as the fund, under Securities Act Rule 144A.

Restricted securities may be deemed liquid or illiquid. In order to be deemed liquid, the fund must be able to dispose of the security in the ordinary course of business at approximately the amount the fund has valued the security. In addition, the investment adviser must determine that an institutional or other market exists for these securities. In making this determination, the investment adviser may take into account any liquidity support associated with the security. It is not possible to predict with assurance whether the market for any restricted security will continue. Therefore, the investment adviser monitors the fund's investments in these securities, focusing on factors, such as valuation, liquidity and availability of information. To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolio may increase if buyers in that market become unwilling to purchase the securities.

SECURITIES OF OTHER INVESTMENT COMPANIES. Investment companies generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in securities such as stocks, bonds and money market instruments. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. Because investment companies employ investment advisers and other service providers, investments by a fund into another investment company cause shareholders to pay duplicative fees and incur expenses.

Federal law restricts the ability of one registered investment company to invest in another. As a result, the extent to which the fund may invest in another investment company may be limited. With respect to investments in other mutual funds, the SEC has granted the SchwabFunds(R) an exemption from the limitations of the 1940 Act that restrict the amount of securities of underlying mutual funds a Schwab fund may hold, provided that certain conditions are met. The conditions requested by the SEC were designed to address certain abuses perceived to be associated with "funds of funds", including unnecessary costs (such as sales loads, advisory fees and administrative costs), and undue influence by the investing fund over the underlying fund. The conditions apply only when a Schwab fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While the risks associated with stripped securities are similar to other money market securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations of the U.S. Treasury.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or SALLIE
MAE), and the Federal Home Loan Bank (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their prices and yields to fluctuate.

VARIABLE AND FLOATING RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risk, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by the fund. In addition, the fund may exercise its demand rights only at certain times. The fund could suffer losses in the event that the issuer defaults on its obligation.

Synthetic variable or floating rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interest in the underlying bonds. Interest payments are made on the bonds based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt also may participate in any gain or loss on the sale of such bonds. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of the fund's investment limitations.

                             INVESTMENT LIMITATIONS

The following investment limitations may be changed only by vote of a majority of the fund's outstanding voting shares.

THE FUND MAY NOT:

(1) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(3) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(5) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(6) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(7) Borrow money, except to the extent permitted by the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act presently restricts the fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, the fund may only make loans if expressly permitted by its investment policies.

Concentration. The SEC presently defines concentration as investing 25% or more of the fund's net assets in an industry or group of industries, with certain exceptions. Municipal securities are not deemed to be issued by an issuer from a single industry or group of industries.

Underwriting. Under the 1940 Act, underwriting securities involves the fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by the fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.

Real Estate. The 1940 Act does not directly restrict the fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The fund has adopted a fundamental policy that would permit direct investment in real estate. However, the fund has a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the fund's Board of Trustees.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS, AND MAY BE CHANGED BY THE BOARD OF TRUSTEES.

THE FUND MAY NOT:

(1) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(2) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(3) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

(4) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

(5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

(6)      Invest more than 10% of its net assets in illiquid securities.

(7) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

(8) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on illiquid securities, borrowing and futures and options contracts, any subsequent change in net assets or other circumstances will not be considered when determining whether the investment complies with a fund's investment policies and limitations.

                             MANAGEMENT OF THE FUND

The fund is overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the fund. The trustees met 5 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee is considered an interested person of the trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent of the fund's investment adviser and the distributor.

The information is provided as of May 31, 2002. Each of the officers and/or trustees also serves in the same capacity as described for the trust, for Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios (the "fund complex"), which, as of May 31, 2002, included 44 funds. The address of each individual is 101 Montgomery Street, San Francisco, California 94104.

Each officer's and trustee's principal occupations during the past five years, other directorships and affiliations, if any, with The Charles Schwab Corporation, Schwab and CSIM are as follows:

NAME AND DATE OF BIRTH   POSITION(S)       TERM OF OFFICE        PRINCIPAL         OTHER DIRECTORSHIPS
                         WITH THE TRUST    AND LENGTH OF     OCCUPATIONS DURING
                                           TIME SERVED 1     THE PAST FIVE YEARS

                                          INDEPENDENT TRUSTEES

DONALD F. DORWARD        Trustee          Trustee of The     Chief Executive
September 23, 1931                        Charles Schwab     Officer, Dorward &
                                          Family of Funds    Associates
                                          since 1989.        (corporate
                                                             management,
                                                             marketing and
                                                             communications
                                                             consulting firm).
                                                             From 1996 to 1999,
                                                             Executive Vice
                                                             President and
                                                             Managing Director,
                                                             Grey Advertising.

ROBERT G. HOLMES         Trustee          Trustee of The     Chairman, Chief
May 15, 1931                              Charles Schwab     Executive Officer
                                          Family of Funds    and Director,
                                          since 1989.        Semloh Financial,
                                                             Inc. (international
                                                             financial services
                                                             and investment
                                                             advisory firm).

DONALD R. STEPHENS       Trustee          Trustee of The     Managing Partner,
June 28, 1938                             Charles Schwab     D.R. Stephens &
                                          Family of Funds    Company
                                          since 1989.        (investments).
                                                             Prior to 1996,
                                                             Chairman and Chief
                                                             Executive Officer
                                                             of North American
                                                             Trust (real estate
                                                             investment trust).

----------

1  Each trustee is elected or appointed to office until resignation.

MICHAEL W. WILSEY        Trustee          Trustee of The     Chairman and Chief
August 18, 1943                           Charles Schwab     Executive Officer,
                                          Family of Funds    Wilsey Bennett,
                                          since 1989.        Inc. (truck and air
                                                             transportation,
                                                             real estate
                                                             investment and
                                                             management, and
                                                             investments).

MARIANN BYERWALTER       Trustee          Trustee of The     Chairman of JDN       Ms. Byerwalter also
August 13, 1960                           Charles Schwab     Corporate Advisory    is on the Board of
                                          Family of Funds    LLC.  From 1996 to    Stanford University,
                                          since 2000.        2001, Ms.             America First
                                                             Byerwalter was the    Companies, Omaha, NE
                                                             Vice President for    (venture capital/fund
                                                             Business Affairs      management),  Redwood
                                                             and Chief Financial   Trust, Inc. (mortgage
                                                             Officer of Stanford   finance),  Stanford
                                                             University and, in    Hospitals and
                                                             2001, Special         Clinics, SRI
                                                             Advisor to the        International
                                                             President of          (research),
                                                             Stanford              LookSmart, Ltd. (an
                                                             University.           Internet
                                                                                   infrastructure
                                                                                   company), PMI Group,
                                                                                   Inc. (mortgage
                                                                                   insurance) and Lucile
                                                                                   Packard Children's
                                                                                   Hospital.

WILLIAM A. HASLER        Trustee          Trustee of The     Co-Chief Executive    Mr. Hasler also is on
November 22, 1941                         Charles Schwab     Officer, Aphton       the Board of
                                          Family of Funds    Corporation           Directors of
                                          since 2000.        (bio-                 Solectron
                                                             pharmaceuticals).     Corporation
                                                             Prior to August       (manufacturing),
                                                             1998, Mr. Hasler      Tenera, Inc.
                                                             was Dean of the       (services and

                                                             Haas School of        software), Airlease
                                                             Business at the       Ltd. (aircraft
                                                             University of         leasing), Mission
                                                             California,           West Properties
                                                             Berkeley (higher      (commercial real
                                                             education).           estate) and Digital
                                                                                   Microwave Corporation
                                                                                   (a network equipment
                                                                                   corporation).

GERALD B. SMITH          Trustee          Trustee of The     Since 1990,           Mr. Smith is also on
September 28, 1950                        Charles Schwab     Chairman and Chief    the Board of
                                          Family of Funds    Executive Officer     Directors of
                                          since 2000.        and founder of        Pennzoil-Quaker State
                                                             Smith Graham & Co.    Company (oil and
                                                             (investment           gas), Rorento N.V.
                                                             advisors).            (investments -
                                                                                   Netherlands)
                                                                                   and Cooper Industries
                                                                                   (electrical products,
                                                                                   tools and hardware),
                                                                                   and is a member of
                                                                                   the audit committee
                                                                                   of Northern Border
                                                                                   Partners, L.P.
                                                                                   (energy).

                                           INTERESTED TRUSTEES

CHARLES R. SCHWAB 2      Chairman and     Chairman and       Chairman, Co-Chief   Director, U.S. Trust
July 29, 1937            Trustee          Trustee of The     Executive Officer    Corporation, United
                                          Charles Schwab     and Director, The    States Trust Company
                                          Family of Funds    Charles Schwab       of New York; The Gap,
                                          since 1989.        Corporation; Chief   Inc. (a clothing
                                                             Executive Officer    retailer), Audiobase,
                                                             and Director,        Inc. (full-service
                                                             Schwab Holdings,     audio solutions for
                                                             Inc.; Chairman and   the Internet),
                                                             Director, Charles    Vodaphone AirTouch PLC
                                                             Schwab & Co.,        (a telecommunications
                                                             Inc., Charles        company), Siebel
                                                             Schwab               Systems (a software
                                                             Investment           company) and Xign,
                                                             Management,          Inc. (a developer of

------------

2 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab, Coghlan and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                             Inc.; Chairman,      electronic payment
                                                             Charles Schwab       systems); Director
                                                             Holdings (UK);       until January 1999,
                                                             Chairman and         Schwab Retirement Plan
                                                             Chief Executive      Services, Inc., Mayer
                                                             Officer, Schwab      & Schweitzer, Inc. (a
                                                             (SIS) Holdings,      securities brokerage
                                                             Inc. I, Schwab       subsidiary of The
                                                             International        Charles Schwab
                                                             Holdings, Inc.       Corporation),
                                                                                  Performance
                                                                                  Technologies, Inc.
                                                                                  (technology company),
                                                                                  TrustMark, Inc.;
                                                                                  Director until July
                                                                                  2001, The Charles
                                                                                  Schwab Trust Company.

JOHN PHILIP COGHLAN 2    President,       President, Chief   Vice Chairman and    Director, Performance
May 6, 1951              Chief            Executive          Executive Vice       Technologies, Inc.,
                         Executive        Officer and        President, The       (technology company);
                         Officer and      Trustee of The     Charles Schwab       Director, Charles
                         Trustee          Charles Schwab     Corporation; Vice    Schwab Asset
                                          Family of Funds    Chairman and         Management (Ireland)
                                          since 2000.        Enterprise           Ltd. and Charles
                                                             President,           Schwab Worldwide Funds
                                                             Retirement Plan      PLC until March 2002.
                                                             Services and
                                                             Services for
                                                             Investment
                                                             Managers, Charles
                                                             Schwab & Co.,
                                                             Inc.; Chief
                                                             Executive Officer
                                                             and Director,
                                                             Charles Schwab
                                                             Investment
                                                             Management, Inc.;
                                                             President, Chief
                                                             Executive Officer
                                                             and Director, The

----------

2 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab, Coghlan and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                             Charles Schwab
                                                             Trust Company;
                                                             Chairman and
                                                             Director, Schwab
                                                             Retirement Plan
                                                             Services, Inc.,
                                                             Schwab Retirement
                                                             Technologies, Inc.
                                                             (formerly
                                                             TrustMark, Inc.).

JEFFREY M. LYONS 2       Trustee          Trustee of The     Executive Vice
February 22, 1955                         Charles Schwab     President, Asset
                                          Family of Funds    Management
                                          since 2002.        Products &
                                                             Services since
                                                             September 2001,
                                                             Charles Schwab &
                                                             Co., Inc.  Prior
                                                             to September 2001,
                                                             Mr. Lyons was
                                                             Executive Vice
                                                             President, Mutual
                                                             Funds, Charles
                                                             Schwab & Co., Inc.

                                                OFFICERS

TAI-CHIN TUNG            Treasurer and    Officer of  The    Senior Vice
March 7, 1951            Principal        Charles Schwab     President and
                         Financial        Family of Funds    Chief Financial
                         Officer.         since 1996.        Officer, Charles
                                                             Schwab Investment
                                                             Management, Inc.;
                                                             Vice President,
                                                             The Charles Schwab
                                                             Trust Company.

STEPHEN B. WARD          Senior Vice      Officer of  The    Director, Senior
April 5, 1955            President and    Charles Schwab     Vice President and
                         Chief            Family of Funds    Chief Investment
                         Investment       since 1991.        Officer, Charles
                         Officer.                            Schwab

----------

2 In addition to their positions with the investment adviser and the distributor, Messrs. Schwab, Coghlan and Lyons, and certain of Mr. Lyons's immediate family members, also own stock of The Charles Schwab Corporation.

                                                             Investment
                                                             Management, Inc.;
                                                             Chief Investment
                                                             Officer, The
                                                             Charles Schwab
                                                             Trust Company.

KOJI E. FELTON           Secretary        Officer of The     Senior Vice
March 13, 1961                            Charles Schwab     President, Chief
                                          Family of Funds    Counsel and
                                          since 1998.        Assistant
                                                             Corporate
                                                             Secretary, Charles
                                                             Schwab Investment
                                                             Management, Inc.
                                                             Prior to June
                                                             1998, Mr. Felton
                                                             was a Branch Chief
                                                             in Enforcement at
                                                             the U.S.
                                                             Securities and
                                                             Exchange
                                                             Commission in San
                                                             Francisco.

The continuation of the fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the independent trustees), cast in person at a meeting called for the purpose of voting on such approval. Each year, the trustees call and hold a meeting to decide whether to renew the investment advisory agreement. In preparation for the meeting, the trustees request and review a wide variety of materials provided by the fund's investment adviser, as well as extensive data provided by third parties, and the independent trustees receive advice from counsel to the independent trustees.

At the May 22, 2002 meeting the trustees, including a majority of independent trustees, approved the fund's investment advisory and administration agreements (the Agreements) with CSIM based on its consideration and evaluation of a variety of specific factors such as: (1) the nature and quality of the services provided to the fund under the Agreements; (2) the fund's expenses under the Agreements and how those expenses compared to those of other comparable mutual funds; (3) the fund's investment performance and how it compared to that of other comparable mutual funds; and (4) the profitability of CSIM and its affiliates, including Schwab, with respect to the fund, including both direct and indirect benefits accruing to CSIM and its affiliates.

First, with respect to the nature and quality of the services provided by CSIM to the fund, the trustees considered, among other things, CSIM's personnel, experience, track record and compliance program. The trustees also considered how Schwab's extensive branch network, around-the-clock access, Internet access, investment and research tools, telephone services, and array of account features benefit the fund. The trustees also considered Schwab's excellent reputation as a full service firm and its overall financial condition.

Second, with respect to the fund's expenses under the Agreement, the trustees considered the fund's net operating expense ratio in comparison to those of other comparable mutual funds, such "peer groups" and comparisons having been selected and calculated by an independent third party. The trustees also considered the existence of any economies of scale and whether those were passed along to the fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. The trustees also considered information about average expense ratios of funds in the fund's respective peer group and the effect of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

Third, with respect to fund performance, the trustees considered the fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return and market trends. The trustees considered the composition of the peer group, selection criteria, and the reputation of the third party who prepared the analysis. In evaluating performance, the trustees considered both risk and shareholder risk expectations for the fund.

Fourth, with regard to profitability, the trustees considered all compensation flowing to CSIM and its affiliates, directly or indirectly. In determining profitability of CSIM and its affiliates, the trustees reviewed management's profitability analyses with the assistance of independent accountants. The trustees also considered whether the levels of compensation and profitability under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the fund by CSIM and its affiliates. The trustees also considered information about average expense ratios of fund in its peer group and the effects of CSIM's and Schwab's voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling. Based on the trustees' deliberation and their evaluation of the information described above, the trustees, including all of the independent trustees, unanimously approved the continuation of the Agreements and concluded that the compensation under the Agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.

                               TRUSTEE COMMITTEES

The trust has an Audit/Portfolio Compliance Committee that is comprised of all of the independent trustees. This Committee reviews financial statements and other audit-related matters for the trust; it does this at least quarterly and, if necessary, more frequently. The Committee met 4 times during the most recent fiscal year.

The trust has a Nominating Committee, which meets as often as deemed appropriate by the Committee for the primary purpose of nominating persons to serve as members of the Board of Trustees. This Committee did not meet during the most recent fiscal year. The Committee will not consider nominees recommended by shareholders.

The following table provides trustee compensation information as of December 31, 2001. Unless otherwise stated, information is for the fund complex.

                                      ($)                  Pension or Retirement                     ($)
                             Aggregate Compensation     Benefits Accrued as Part of      Total Compensation from Fund
 Name of Trustee                 From the Fund                Fund Expenses                        Complex
---------------------------------------------------------------------------------------------------------------------
Charles R. Schwab                 0                               N/A                              0
Jeremiah H. Chafkin               0                               N/A                              0
John Philip Coghlan               0                               N/A                              0
Mariann Byerwalter                $19,986                         N/A                              $147,525
Donald F. Dorward                 $19,986                         N/A                              $147,525
William A. Hasler                 $19,986                         N/A                              $147,525
Robert G. Holmes                  $19,986                         N/A                              $147,525
Gerald B. Smith                   $19,986                         N/A                              $147,525
Donald R. Stephens                $19,986                         N/A                              $147,525
Michael W. Wilsey                 $19,986                         N/A                              $147,525


The following chart provides each trustee's equity ownership of the fund and ownership of funds in the fund complex as of December 31, 2001.

                             Dollar Range of Trustee        Aggregate Dollar Range Of Trustee
 Name of Trustee              Ownership of the Fund           Ownership In the Fund Complex
Charles R. Schwab                Over $100,000                        Over $100,000

Jeremiah H. Chafkin                  None                             Over $100,000

John Philip Coghlan                  None                             Over $100,000

Mariann Byerwalter                   None                          $50,001 - $100,000

Donald F. Dorward               $10,001-$50,000                       Over $100,000

William A. Hasler                    None                          $50,001 - $100,000

Robert G. Holmes                 Over $100,000                        Over $100,000

Gerald B. Smith                      None                             Over $100,000

Donald R. Stephens               Over $100,000                        Over $100,000

Michael W. Wilsey                Over $100,000                        Over $100,000

                           DEFERRED COMPENSATION PLAN

Independent trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of SchwabFunds(R) selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 5, 2002, the officers and trustees of the trust, as a group, owned of record or beneficially, less than 1% of the outstanding voting securities of the fund.

As of June 6, 2002, no person or entity owned, of record or beneficially, more than 5% of the shares of the fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Schwab is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to the fund, the investment adviser is entitled to receive a graduated annual fee payable monthly based on the fund's average daily net assets as described below.

First $1 billion - 0.38%
More than $1 billion but not exceeding $10 billion - 0.35%
More than $10 billion but not exceeding $20 billion - 0.32%
More than $20 billion but not exceeding $40 billion - 0.30%
More than $40 billion - 0.27%

For the period between April 30, 1999 and June 1, 2001, for its advisory services to the fund, the investment adviser was entitled to receive a graduated annual fee payable monthly based on the fund's average daily net assets of 0.38% of the first $1 billion, 0.35% over $1 billion but not exceeding $10 billion, 0.32% over $10 billion but not exceeding $20 billion, and 0.30% of such assets over $20 billion.

Prior to April 30, 1999, for its advisory and administrative services to the fund, the investment adviser was entitled to receive a graduated annual fee, payable monthly, of 0.46% of the fund's average daily net assets of the first $1 billion, 0.45% of net assets over $1 billion but not in excess of $3 billion, 0.40% of net assets over $3 billion but not in excess of $10 billion, 0.37% of net assets over $10 billion but not in excess of $20 billion and 0.34% of net assets over $20 billion.

For the fiscal years ended December 31, 1999, 2000 and 2001, the fund paid investment advisory fees of $35,270,000 (fees were reduced by $54,235,000), $41,196,000 (fees were reduced by $61,859,000), and $58,666,000 (fees were reduced by $80,933,000), respectively.

The investment adviser and Schwab have contractually guaranteed that through at least April 30, 2004, the total operating expenses (excluding interest, taxes and certain non-routine expenses) of the Institutional class of the Schwab Value Advantage Money Fund will not exceed 0.24% of average daily net assets. The amount of the expense cap is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the fund. The expense cap is not intended to cover all fund expenses, and the fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, and taxes nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to an agreement, Schwab is the principal underwriter for shares of the fund and is the trust's agent for the purpose of the continuous offering of the fund's shares. The fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the fund's prospectuses, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services. At its own expense, Schwab may engage a third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with the fund, Schwab is entitled to receive an annual fee from the fund, payable monthly in the amount of 0.05% of average daily net assets. For the services performed as shareholder services agent under its contract with each class, Schwab is entitled to receive an annual fee from the fund, payable monthly in the amount of 0.17% of average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

PFPC Trust Company, 8800 Tinicum Blvd, Third Floor Suite 200, Philadelphia, PA 19153 serves as custodian for the fund and PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, serves as fund accountant.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the fund. The fund accountant maintains all books and records related to the fund's transactions.

                             INDEPENDENT ACCOUNTS

The fund's independent accountants, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the trust and reviews certain regulatory reports and the fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when a trust engages them to do so. Their address is 333 Market Street, San Francisco, CA 94105.

                                 OTHER EXPENSES

The fund pays other expenses that typically are connected with the trust's operations, and include legal, audit and custodian fees, as well as the costs of accounting and registration of the fund. Expenses not directly attributable to a particular fund will generally be allocated among the funds in the trust on the basis of the fund's relative net assets at the time the expense is incurred.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, the fund's portfolio turnover rate for reporting purposes is expected to be near zero.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for the fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the Board of Trustees, the investment adviser will select brokers and dealers for the fund on the basis of a number of factors, including, for example, price paid for securities, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to its other clients, including mutual funds.

The fund expects that purchases and sales of portfolio securities will usually be principal transactions. Securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The investment decisions for the fund are reached independently from those for other accounts managed by the investment adviser. Such other accounts also may make investments in instruments or securities at the same time as the fund. When two or more accounts managed by the investment adviser have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases, this procedure may affect the size or price of the position obtainable for the fund.

However, it is the opinion of the Board of Trustees that the benefits conferred by the investment adviser outweigh any disadvantages that may arise from exposure to simultaneous transactions.


                            DESCRIPTION OF THE TRUST

The fund is a series of The Charles Schwab Family of Funds, an open-end investment management company organized as a Massachusetts business trust on October 20, 1989.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the fund's share classes. Each class' minimum initial investment, minimum additional investment and minimum balance requirements are set forth in the prospectuses. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

The fund may hold special meetings of shareholders, which may cause the fund to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. A majority of the outstanding voting shares of the fund means the affirmative vote of the lesser of: (a) 67% or more of the voting shares represented at the meeting, if more than 50% of the outstanding voting shares of the fund are represented at the meeting or (b) more than 50% of the outstanding voting shares of the fund. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that the fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in each Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value per share as determined in accordance with the bylaws.

           PURCHASE, REDEMPTION, AND PRICING OF SHARES AND DELIVERY OF
                             SHAREHOLDER DOCUMENTS

                   PURCHASING AND REDEEMING SHARES OF THE FUND

The fund is open for business each day that both the New York Stock Exchange
(NYSE) and the Federal Reserve Bank of New York (the Fed) are open. The fund reserves the right to open for business on days the NYSE is closed but the Fed is open. The following holiday closings are currently scheduled for 2002: New Year's Day, Martin Luther King Jr.'s Birthday (observed), Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day (observed), Veterans' Day (observed), Thanksgiving Day and Christmas Day. On any day that the Fed, NYSE or principal government securities markets close early, such as days in advance of holidays, the fund reserves the right to advance the time by which purchase, redemption and exchange orders must be received on that day.

As long as the fund or Schwab follows reasonable procedures to confirm that your telephone or electronic order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or confirmation before acting upon any telephone or electronic order, providing written confirmation of telephone or electronic orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

The Schwab Value Advantage Money Fund offers two classes of shares, Institutional Shares and Investor Shares, which invest in the same portfolio of securities, but which have different minimum investment requirements and different expenses. This SAI relates only to Institutional Shares, which offer a lower operating expense ratio than the Investor Shares, in return for higher minimums as specified in the prospectus.

                        EXCHANGING SHARES OF THE FUND

Shares of any SchwabFund, including any class of shares, may be sold and shares of any other SchwabFund(R) or class purchased, provided the minimum investment and any other requirements.

of the fund or class purchased are satisfied. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments(R) and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments.

                                PRICING OF SHARES

The fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of the fund's investments at amortized cost with market values. When determining market values for portfolio securities, the fund uses market quotes if they are readily available. In cases where quotes are not readily available, the fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees. Fair values may be determined by using actual quotations or estimates of market value, including pricing service estimates of market values or values obtained from yield data relating to classes of portfolio securities.

The amortized cost method of valuation seeks to maintain a stable net asset value per share (NAV) of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and the fund's $1.00 NAV calculated using amortized cost or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

If the fund's NAV calculated using market values declined, or was expected to decline, below the fund's $1.00 NAV calculated using amortized cost, the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the fund's NAV (calculated using market values) were to increase, or were anticipated to increase above the fund's $1.00 (calculated using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the fund's $1.00 NAV.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing the fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing the fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                   TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUND

It is the fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, the fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in the fund.

On each business day that the NAV of the fund is determined, the fund's net investment income will be declared after the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) as a daily dividend to shareholders of record. Your daily dividend is calculated each business day by applying the daily dividend rate by the number of shares owned, and is rounded to the nearest penny. The daily dividend is accrued each business day, and the sum of the daily dividends is paid monthly. Dividends will normally be reinvested monthly in shares of the fund at the NAV on the 15th day of each month, if a business day, otherwise on the next business day, except in December when dividends are reinvested on the last business day of December. If cash payment is requested, checks will normally be mailed on the business day following the reinvestment date. The fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within 7 days.

The fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of the fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to the fund. If the fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees.

Any dividends declared by the fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. The fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

The fund does not expect to realize any long-term capital gains. However, long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. If you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Distributions by the fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

The fund may engage in investment techniques that may alter the timing and character of its income. The fund may be restricted in its use of these techniques by rules relating to its qualifications as regulated investment companies.

The fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more per year as determined under certain IRS rules. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

                         CALCULATION OF PERFORMANCE DATA

The fund's seven-day yields based on the seven days ended December 31, 2001 are stated below for the Investor Shares and were calculated by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and the multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent. The Investor Shares are not offered in this SAI. Because the Institutional Shares of the fund, which are offered in this SAI, invest in the same portfolio of securities, performance data for the class will be substantially similar to those of Investor Shares. Performance will be different only to the extent that the Institutional Shares have lower expenses.

                    Seven-Day Yield as of December 31, 2001

Schwab Value Advantage Money Fund -
Investor Shares                                1.89%

The fund's effective seven-day yields based on the seven days ended December 31, 2001 are stated below for the Investor Shares and were calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula with the resulting yield figure carried to at least the nearest one hundredth of one percent.

                Seven-Day Effective Yield as of December 31, 2001

Schwab Value Advantage Money Fund -
Investor Shares                                 1.91%

The fund also may advertise its average annual total return and cumulative total return. Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates. Cumulative total return is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended December 31, 2001.

The performance of the fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the fund's performance to be higher or lower than that of an index.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.

                          STANDARD & POOR'S CORPORATION

An S&P A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-2 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a very strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a strong capacity to pay principal and interest is denoted by an SP-2 rating.